[Photograph appears here of Martin E. Zweig, Ph.D.]



                                                                February 1, 1999





Dear Shareholder:

      For the year ended December 31, 1998, The Zweig Total Return Fund's net asset value increased 8.8%, including $0.84 in reinvested distributions. During the fourth quarter of 1998, the Fund's net asset value gained 4.3% including $0.24 in reinvested distributions.

      Consistent with our policy of seeking to minimize risk while earning superior returns over complete market cycles, our average exposure during 1998 was approximately 86%.

      I would like to put our performance in perspective. Since we are a value-oriented fund, most of our stocks have very low price/earnings ratios. Historical evidence attests to the rewards of such an approach. However last year was a notable exception. Low P/E's did far worse than high P/E's and the numbers were almost unbelievable. As a result, value managers dramatically underperformed the S&P 500.

      The market capitalization of an S&P 500 stock was also a factor in its performance. For example, the fifty largest stocks increased by 36.4% for the year while the fifty smallest actually declined by 0.5%. On an unweighted basis, taking equal positions in all the S&P 500 stocks, the index was up only 7.3%. I have never seen a year like this.

      If a shareholder had invested $10,000 (1,000 shares) at the Fund's Initial Public Offering in September 1988, these holdings, including reinvested distributions, would have appreciated to $24,593 (2,771 shares) at December 31, 1998. If a shareholder had invested $10,000 (1,000 shares) at the Fund's Initial Public Offering in September 1988, these holdings, including reinvested distributions, would have appreciated to $24,593 (2,771 shares) at December 31, 1998.
                             DISTRIBUTION DECLARED

      In accordance with our policy of distributing 10% of our net asset value per year, which equals 0.83% per month (10% divided by 12 months) on December 14, 1998, the Fund declared a distribution of $0.07 per share payable on January 11, 1999 to shareholders of record on December 31, 1998. The amount of a distribution depends on the exact net asset value at the time of declaration. For the January distribution, 0.83% of the Fund's net asset value was equivalent to $0.07 per share. Including this distribution, the Fund's payout since its inception comes to $9.22.


      Of the $0.84 taxable in 1998, $0.44 is ordinary income, $0.28 is long-term capital gains, and $0.12 is return of capital. (The return of capital distribution is a tax-free return of capital and therefore should not be reported as income.)
                                 MARKET OUTLOOK

      Our bond exposure at year-end was 53% compared with 57% on September 30. If we were fully invested, we would be at 62.5% in bonds and 37.5% for stocks. Consequently, at 53% in bonds we were at about 85% of a full position (53%/62.5%).


      After a sluggish first quarter, government bonds rallied sharply as equity markets around the world experienced a spate of volatility. The turbulence was caused by a series of financial crises in Asia, Russia, and Latin America, which prompted several flights to quality. The move from stocks to safer investments benefited U.S. Treasuries in particular.

      Bond prices continued to rise after the Federal Reserve's three consecutive interest rate cuts in the fall (bond prices rise when interest rates fall). But the cuts were a mixed blessing. They helped avert a credit crunch and created strong conditions for equities, yet they encouraged many investors to sell low-yielding government bonds for riskier investments such as corporate stocks and bonds.


      Despite the difficulties in the fourth quarter, we believe that conditions are still positive for bonds to offer meaningful gains. Central banks around the world have adopted easy money policies, inflation is low, and commodity prices have fallen to extreme lows. As a result, we ended the year with a long duration (sensitivity to interest rates) of about 6.1 years.


      Our equity exposure at year end was 37% compared with 26% at the end of the third quarter. At this figure, we were close to 100% of a full position (37%/37.5%).


      At this writing I think the economy is reasonably strong and that earnings will be decent. I am not worried about the possibility of softer earnings. In fact, the market usually does pretty well when earnings are down moderately or up slightly. We may run the risk of higher interest rates if the economy and earnings show strong gains but we are not there yet.


      I see Brazil as a possible trouble spot. The market rebounded after the initial devaluation but we are not out of the woods yet. The Brazil risks are twofold. First, that things may get so bad that they will default on their debts. While they might stretch out their payments, I don't believe they will default as Russia did. The second problem with Brazil is that they may cause competitive devaluations in the rest of Latin America. This could lead to competitive devaluations in Asia, including China, which would be a negative for the market. At this moment I do not believe China will devalue, but if they do it will be months down the road.


      Recently we have seen a shift in investor concerns from inflation to deflation but I think this worry is misplaced. For one thing, mild deflation has been very bullish for stock prices. I would define mild deflation as anywhere from zero to minus 3%. With prices at these levels, the Dow has produced an average annual return of 26.7% since 1918. It is only extreme deflation that is bad. When consumer prices have gone down 3% a year or more, the Dow has dropped at an annual average rate of 13.3%. Mild deflation is even more bullish than mild inflation. However, extreme deflation is poison and extreme inflation is not very good either. The market doesn't like things too hot or too cold. It likes things nice and in between.


      The frenzy in Internet stocks concerns me because a great deal of speculation is going on by a public that has no conception of the volatility and the risks involved. Today there are more than fifty Internet stocks. I doubt that five of them will survive ten years from now. That is what happened with the automobile industry in the early part of this century. It was the same with the electronics industry in the late 50's and early 60's and with the computer business ten, twenty, or thirty years ago. We don't know who the survivors will be on the Internet. They may not even be the companies that exist today.


      If you tried to pick the winners in the computer business twenty to twenty-five years ago, you would have lost out. The present leaders -- Microsoft, Intel, Dell, and Cisco -- did not even exist back then. You could have bought Burroughs, Control Data, or Sperry Rand and done very poorly. We do know that the Internet will be a very big thing but I don't know whether it will be economically profitable for a lot of companies.


      I see the level of speculation on the Internet as waving a red flag for the market. However, should the Internet market collapse, it may not drag down the entire market. We saw a collapse of biotech stocks in 1992 and the market was relatively unaffected. So I just don't know how a big drop in Internet stocks would impact the overall market.


      Summing up, the current market positives include the fact that the Federal Reserve is on the side of the bulls. They have loosened three times in the fourth quarter. Inflation is low and, as indicated previously, even mild deflation would not be bad. The negatives include possible repercussions from Brazil's actions and a devaluation by China of its currency. Actually, I think the bigger threat would be if the economy picks up too much steam and profits get too strong, leading to the Fed tightening later in the year.

      I am keeping a watchful eye on valuation. With the P/E ratio for the S&P 500 climbing from 27.71 in 1997 to 35.27 in 1998, the market is not cheap by any stretch of the imagination. That means that there is not a big shock absorber in the market. So if something goes wrong, I don't think the value people will be buying on a 10% dip. It would take a lot more than that.

      Meanwhile, our monetary indicators are somewhat positive, reflecting the Fed's recent moves. Our sentiment indicators are mixed. The long-term ones are fairly decent but the short-term ones are rather overly optimistic. I am not thrilled about my indicators but, overall, they are currently moderately bullish. Obviously, this could change. A month down the road these indicators could be totally different.
                             PORTFOLIO COMPOSITION

      In line with our investment policy guidelines, all of our bonds are U.S. Government obligations. As indicated earlier, the average duration of the bond portion of our portfolio was 6.1 years at the close of 1998, compared with 6.5 years at the end of the third quarter. Since these bonds are liquid, they give us the flexibility to adjust swiftly to changing market conditions.

      Implementing my basic allocation strategy, most of our equities continue to be bought and sold on the basis of a proprietary computer-driven model that is weighted toward a value approach with secondary emphasis on growth. This policy was instituted at the beginning of 1995.

      There was very little change in the composition of our leading industry groups during the fourth quarter. At year-end this listing included financial services, utilities, technology, telecommunications, manufacturing, and oil & oil services.

      Among the above sectors, financial services, technology, telecommunications, and manufacturing gained in value as a result of increased exposure and a favorable fourth quarter. Utilities lost ground because of a poor showing relative to the other groups. Oil & oil services were adversely affected by declining prices and weak market performance.

      Some of our largest individual holdings include Dell, Daimler Chrysler, Ford, Microsoft, Maytag, Burlington Northern, Home Depot, McKesson, MCI Worldcom, and AT&T.

      New to our portfolio are Maytag, the dominant washing machine equipment manufacturer; Home Depot, the giant retail building products company, and McKesson, a major wholesale distributor of pharmaceutical supplies. We added to our holdings in MCI Worldcom. All of the above, including AT&T, performed extremely well in the fourth quarter.

      Among our other large individual holdings, Reynolds Metals, GPU, PG&E, Energy East, and Whirlpool all increased in value but were outperformed by others in our current top positions. Among our other large individual holdings, Reynolds Metals, GPU, PG&E, Energy East, and Whirlpool all increased in value but were outperformed by others in our current top positions.

                          ZWEIG TOTAL RETURN ADVISORS
                           TO BE ACQUIRED BY PHOENIX

      As I am sure you are aware, a number of well-known organizations in the financial services industry have recently combined to build stronger companies. With that in mind, I am pleased to report that Zweig Total Return Advisors, the investment advisor for the Zweig Total Return Fund, has agreed to be acquired by Phoenix Investment Partners, Ltd., a large diversified financial services organization listed on the New York Stock Exchange. The transaction, which is subject to shareholder approval, is expected to close later in the first quarter of 1999. I will remain as chairman and president of the Fund and will continue to provide asset allocation services. I have no plans to retire -- and each portfolio manager will remain in place.


                               Sincerely,

                               /s/ Martin E. Zweig
                               Martin E. Zweig, Ph.D.
                               Chairman

--------------------------------------------------------------------------------
Shareholder Question: I bought the Zweig Total Return Fund (ZTR) when it first came out in 1988 for $10.00. Over 10 years later, at the end of December, 1998, the Fund is only trading for $8.875. It seems that the Fund lost money. Am I missing something?
--------------------------------------------------------------------------------


     1988                                1988-1998
---------------            --------------------------------------------
$10.00=value of     plus   $9.21 paid       then     $9.21 bought
  1 share at               on one share              an additional
  inception                from 1988-1998            1.7713 shares
                           as a result               of ZTR
                           of the 10%                through the
                           payout policy             distribution
                                                     reinvestment plan


                                    1998
--------------------------------------------------------------------------------
1 share purchased at inception plus 1.7713 shares received as a result of reinvesting $9.21 in more shares of ZTR = 2.7713 shares held at the end of 1998.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            Performance Calculation
          Based on the closing price of The Sweig Total Return Fund on the New York Stock Exchange on December 31, 1998:

          Shareholder owns 2.7713 shares
          Closing Price on NYSE was $8.875
          Shareholder's account value is $24.60 (2.7713 x $8.875)
          Shareholder's account value at inception was $10.00 (1 x $10.00)

                              $24.60 Ending value
                              -10.00 Beginning value
                              ------------------------
                              $14.60 Increase in Value

          Total Return = 146% ($14.60/$10.00 x 100)

-----------------------------------------------------------------------------------


Shareholders receiving distributions in cash would have a return of 80.9%
$9.21 (distribution)+$8.875 (NYSE price 12/31/98)=$18.085-$10.00=$8.085/$10.00x100.
This return does not include any return you may have earned from investing the cash elsewhere.
-----------------------------------------------------------------------------------

CONCLUSION: Performance cannot be measured by looking only at the beginning and ending stock price.






Calculations above reflect adjustment for participation in the Primary Subscription of the Rights Offering (May, 1998)

                       THE ZWEIG TOTAL RETURN FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1998



                                               Number of          Value
                                                Shares           (Note 1)
                                           ----------------   -------------
COMMON STOCKS                     36.72%
AEROSPACE & DEFENSE                0.51%
   B.F.Goodrich & Co. ..................           42,200     $1,513,925
   Northrop Corp. ......................           32,100      2,347,313
                                                              ----------
                                                               3,861,238
                                                              ----------
AIRLINES                           0.75%
   AMR Corp. ...........................           63,300(a)   3,758,438
   SouthWest Airlines Co. ..............           84,400      1,893,725
                                                              ----------
                                                               5,652,163
                                                              ----------
APPAREL MANUFACTURER               0.57%
   V.F. Corp. ..........................           37,600      1,762,500
   Warnaco Group, Inc. .................          100,700      2,542,675
                                                              ----------
                                                               4,305,175
                                                              ----------
AUTOMOTIVE                         1.57%
   Daimler Chrysler AG .................           66,215      6,360,777
   Ford Motor Co. ......................           94,700      5,557,706
                                                              ----------
                                                              11,918,483
                                                              ----------
BIOTECHNOLOGY                      0.36%
   Amgen, Inc. .........................           26,400      2,760,450
                                                              ----------
CHEMICALS                          0.51%
   IMC Global, Inc. ....................          136,100      2,909,138
   Millennium Chemicals, Inc. ..........           35,100        697,613
   Wellman, Inc. .......................           27,600        281,174
                                                              ----------
                                                               3,887,925
                                                              ----------
CONSUMER DURABLES                  1.30%
   Cooper Tire & Rubber Co. ............           70,800      1,446,975
   Maytag Corp. ........................           79,100      4,923,975
   Whirlpool Corp. .....................           63,400      3,510,775
                                                              ----------
                                                               9,881,725
                                                              ----------
CONSUMER PRODUCTS                  0.41%
   Fortune Brands, Inc. ................           51,900      1,641,337
   Premark International, Inc. .........           42,100      1,457,713
                                                              ----------
                                                               3,099,050
                                                              ----------
CONTAINERS & PACKAGING             0.05%
   Sea Containers Ltd., Class A ........           12,100        362,244
                                                              ----------
ELECTRONICS                        0.61%
   Avnet, Inc. .........................           32,200      1,948,100
   General Motors Corp., Class H .......           67,400      2,674,938
                                                              ----------
                                                               4,623,038
                                                              ----------
ENGINEERING & CONSTRUCTION         0.33%
   Fluor Corp. .........................           58,600      2,494,163
                                                              ----------
FINANCIAL SERVICES                 5.40%
   A.G. Edwards & Sons, Inc. ...........           47,200      1,758,200
   Allstate Corp. ......................           61,000      2,356,125
   Astoria Financial Corp. .............           56,300      2,575,725
   BankAmerica Corp. ...................           46,800      2,813,850

                                                             Number of       Value
                                                              Shares        (Note 1)
                                                            ----------   -------------
FINANCIAL SERVICES -- (Continued)
   Bear Stearns & Co., Inc. .............................     44,682     $1,669,990
   CIGNA Corp. ..........................................     44,700      3,455,869
   Charter One Financial, Inc. ..........................     46,084      1,278,831
   Conseco, Inc. ........................................     74,800      2,286,075
   Countrywide Credit Industries, Inc. ..................     50,500      2,534,469
   GATX Corp. ...........................................     26,600      1,007,475
   J. P. Morgan & Co., Inc. .............................     12,800      1,344,800
   Loews Corp. ..........................................     37,800      3,713,850
   Morgan Stanley, Dean Witter, Discover & Co. ..........     37,500      2,662,500
   Old Republic International Corp. .....................     57,750      1,299,375
   Orion Capital Corp. ..................................     25,400      1,011,238
   PaineWebber Group, Inc. ..............................     77,800      3,005,025
   PIMCO Advisors L.P. ..................................     13,800        429,525
   Provident Companies, Inc. ............................     43,600      1,809,400
   Quinenco S.A., ADR ...................................     24,700        197,600
   Reliance Group Holdings, Inc. ........................     65,700        845,886
   Reliastar Financial Corp. ............................     20,900        964,013
   Ryder Systems, Inc. ..................................     57,400      1,492,400
   Selective Insurance Group, Inc. ......................     19,600        394,450
                                                                         ----------
                                                                         40,906,671
                                                                         ----------
FOOD & BEVERAGE                                     0.36%
   Adolph Coors Co., Class B ............................     47,800      2,697,713
                                                                         ----------
HOME BUILDERS & MATERIALS                           0.43%
   Fleetwood Enterprises, Inc. ..........................     44,300      1,539,425
   Kaufman & Broad Home Corp. ...........................     29,500        848,125
   Lafarge Corp. ........................................     20,800        842,400
                                                                         ----------
                                                                          3,229,950
                                                                         ----------
INDUSTRIAL SERVICES                                 0.13%
   Ogden Corp. ..........................................     38,400        962,400
                                                                         ----------
INVESTMENT COMPANIES                                1.04%
   Blackrock 2001 Term Trust, Inc. ......................     29,000        261,000
   Blackrock Strategic Term Trust, Inc. .................     29,000        266,438
   Central European Equity Fund, Inc. ...................     18,600        247,613
   Emerging Markets Infrastructure Fund, Inc. ...........     94,200        682,950
   Emerging Markets Telecommunications Fund, Inc. .......     30,800        275,275
   France Growth Fund, Inc. .............................     25,700        350,163
   Gabelli Equity Trust, Inc. ...........................     44,100        509,904
   Gabelli Global Multimedia Trust Fund, Inc. ...........     51,700        565,469
   Italy Fund, Inc. .....................................     16,100        241,500
   Mexico Fund, Inc. ....................................     74,400        832,350
   Morgan Stanley Emerging Markets Fund, Inc. ...........     51,400        417,625
   Morgan Stanley India Investment Fund, Inc. ...........     28,300        191,025
   Portugal Fund, Inc. ..................................     23,900        373,438
   Royce Value Trust, Inc. ..............................     70,160        964,700
   Scudder New Europe Fund, Inc. ........................     43,600        768,450
   Swiss Helvetia Fund, Inc. ............................     56,800        908,800
                                                                         ----------
                                                                          7,856,700
                                                                         ----------
LEISURE                                             0.56%
   Brunswick Corp. ......................................     24,400        603,900
   Royal Caribbean Cruises Ltd. .........................     97,400      3,603,800
                                                                         ----------
                                                                          4,207,700
                                                                         ----------

                                                Number of       Value
                                                 Shares        (Note 1)
                                               ----------   -------------
MANUFACTURING                          2.18%
   Aeroquip-Vickers, Inc. ..................     42,400     $1,269,350
   Borg-Warner Automotive, Inc. ............     25,600      1,428,800
   Cummins Engine Company, Inc. ............     51,900      1,842,450
   Dana Corp. ..............................     82,700      3,380,363
   Dexter Corp. ............................     14,900        468,418
   Herman Miller, Inc. .....................     34,400        924,500
   Johnson Controls, Inc. ..................     26,000      1,534,000
   Kennametal, Inc. ........................     40,600        862,750
   Milacron, Inc. ..........................     31,000        596,750
   PACCAR, Inc. ............................     16,400        674,450
   Timken Co. ..............................     83,600      1,577,950
   Trinity Industries, Inc. ................     50,400      1,940,400
                                                            ----------
                                                            16,500,181
                                                            ----------
METALS & MINING                        1.28%
   AK Steel Holding Corp. ..................     79,200      1,861,200
   Alcan Aluminum Ltd. .....................     65,200      1,764,475
   British Steel Plc, ADR ..................     55,800        816,075
   Reynolds Metals Co. .....................     67,000      3,530,063
   USX-U.S. Steel Group ....................     73,600      1,692,800
                                                            ----------
                                                             9,664,613
                                                            ----------
OIL & OIL SERVICES                     2.11%
   Ashland, Inc. ...........................     58,500      2,829,938
   Equitable Resources, Inc. ...............     22,100        643,663
   Occidental Petroleum Corp. ..............     40,900        690,188
   PennzEnergy Co. .........................     51,200        835,200
   Pennzoil-Quaker State Co. ...............     51,200        758,400
   Santa Fe International Corp. ............     78,600      1,149,525
   Sunoco, Inc. ............................     57,200      2,062,775
   Tidewater, Inc. .........................     48,700      1,129,231
   Transocean Offshore, Inc. ...............     34,600        927,713
   USX-Marathon Group ......................     63,400      1,909,925
   YPF Sociedad Anonima, ADR ...............    108,100      3,020,042
                                                            ----------
                                                            15,956,600
                                                            ----------
PAPER & FOREST PRODUCTS                0.58%
   Bowater, Inc. ...........................     79,400      3,290,138
   Mead Corp. ..............................     38,500      1,128,531
                                                            ----------
                                                             4,418,669
                                                            ----------
PHARMACEUTICALS                        0.95%
   McKesson Corp. ..........................     52,100      4,119,156
   Warner Lambert Co. ......................     41,100      3,090,205
                                                            ----------
                                                             7,209,361
                                                            ----------
REAL ESTATE INVESTMENT TRUSTS          0.37%
   Camden Property Trust ...................     18,500        481,000
   Crescent Real Estate Equities Co. .......     42,700        982,100
   FelCor Lodging Trust ....................     25,600        590,400
   New Plan Excel Realty Trust, Inc. .......     15,240        338,137
   Reckson Associates Realty Corp. .........     18,900        419,344
                                                            ----------
                                                             2,810,981
                                                            ----------

                                                           Number of          Value
                                                            Shares           (Note 1)
                                                       ----------------   -------------
RESTAURANTS                                    0.19%
   Bob Evans Farms, Inc. ...........................           19,900     $  518,644
   Wendy's International, Inc. .....................           41,900        913,944
                                                                          ----------
                                                                           1,432,588
                                                                          ----------
RETAIL TRADE & SERVICES                        1.27%
   Home Depot, Inc. ................................           69,900      4,277,006
   Pier 1 Imports, Inc. ............................           44,800        434,000
   Ross Stores, Inc. ...............................           17,000        669,375
   Saks, Inc. ......................................           28,200        890,063
   Supervalu, Inc. .................................          119,400      3,343,200
                                                                          ----------
                                                                           9,613,644
                                                                          ----------
TECHNOLOGY                                     3.55%
   Applied Materials, Inc. .........................           36,900(a)   1,575,169
   Cisco Systems, Inc. .............................           33,600(a)   3,118,500
   Compaq Computer Corp. ...........................           80,402      3,371,859
   Dell Computer Corp. .............................           97,500(a)   7,135,781
   EMC Corp. .......................................           41,400(a)   3,519,000
   Intel Corp. .....................................           26,200      3,106,338
   Microsoft Corp. .................................           36,300(a)   5,034,356
                                                                          ----------
                                                                          26,861,003
                                                                          ----------
TELECOMMUNICATIONS                             3.10%
   AT&T Corp. ......................................           51,200      3,852,800
   BCE, Inc. .......................................           21,900        830,830
   L.M. Ericsson Telephone Co. .....................           67,500      1,615,781
   Lucent Technologies Co. .........................           34,500      3,795,000
   MCI Worldcom, Inc. ..............................           54,000      3,874,500
   Telebras Holders, S.A., ADR .....................           41,600      3,023,800
   Telefonica DE Argentina, S.A., ADR ..............           52,300      1,461,131
   Telefonica de Espana S.A., ADR ..................           18,654      2,525,285
   Telefonos de Mexico S.A., ADR ...................           51,800      2,522,013
                                                                          ----------
                                                                          23,501,140
                                                                          ----------
TEXTILES                                       0.40%
   Interface, Inc. .................................           57,600        534,603
   Shaw Industries, Inc. ...........................          103,000      2,497,750
                                                                          ----------
                                                                           3,032,353
                                                                          ----------
TOBACCO                                        0.06%
   Universal Corp. .................................           13,000        456,625
                                                                          ----------
TRANSPORTATION                                 1.96%
   Airborne Freight Corp. ..........................           58,500      2,109,656
   Burlington Northern Santa Fe Corp. ..............          140,900      4,755,375
   Canadian Pacific Ltd. ...........................           99,600      1,879,950
   CNF Transportation, Inc. ........................           76,500      2,873,531
   FDX Corp. .......................................           22,980      2,045,220
   USFreightways Corp. .............................           42,100      1,226,163
                                                                          ----------
                                                                          14,889,895
                                                                          ----------
UTILITES -- ELECTRIC & NATURAL GAS             3.83%
   CMS Energy Corp. ................................           43,800      2,121,563
   Central & South West Corp. ......................           56,100      1,539,244
   Consolidated Edison Co. of New York, Inc. .......           26,100      1,380,038
   DTE Energy Co. ..................................           51,200      2,195,200
   Edison International ............................          102,900      2,868,338
   Energy East Corp. ...............................           55,300      3,124,450

                                                         Number of        Value
                                                          Shares        (Note 1)
                                                        ----------   --------------
UTILITIES -- ELECTRIC & NATURAL GAS -- (CONTINUED)
   GPU, Inc. ........................................      83,000    $ 3,667,560
   PECO Energy Co. ..................................      81,400      3,388,275
   PG&E Corp. .......................................      98,300      3,096,450
   Pinnacle West Capital Corp. ......................      11,400        483,075
   Public Service Co. of New Mexico .................      30,100        615,169
   UniCom Corp. .....................................      92,200      3,555,463
   UtiliCorp United, Inc. ...........................      25,800        946,538
                                                                     -----------
                                                                      28,981,363
                                                                     -----------
     Total Common Stocks (Cost $242,988,383).........                278,035,804
                                                                     -----------


                                                                    Principal
                                                                     Amount
                                                              --------------------
UNITED STATES GOVERNMENT OBLIGATIONS                 53.09%
   United States Treasury Notes, 6.25%, 8/31/2000 .........    $      13,500,000        13,845,938
   United States Treasury Notes, 10.75%, 5/15/2003 ........           15,000,000        18,515,625
   Unites States Treasury Notes, 7.50%, 2/15/2005 .........           16,300,000        18,663,500
   United States Treasury Notes, 6.50%, 5/15/2005 .........            7,600,000         8,331,500
   United States Treasury Notes, 7.00%, 7/15/2006 .........           70,000,000        79,734,410
   United States Treasury Notes, 6.50%, 10/15/2006 ........     30,100,000|pS(b)        33,420,421
   United States Treasury Notes, 6.625%, 5/15/2007 ........          102,500,000       115,312,500
   United States Treasury Notes, 6.125%, 8/15/2007 ........           42,300,000        46,239,187
   United States Treasury Bonds, 8.125%, 8/15/2021 ........           13,000,000        17,598,750
   United States Treasury Bonds, 7.50%, 11/15/2024 ........            1,200,000         1,556,250
   United States Treasury Bonds, 6.50%, 11/15/2026 ........              300,000           349,219
   United States Treasury Bonds, 6.375%, 8/15/2027 ........           42,100,000        48,428,177
                                                                                       -----------
    Total United States Government Obligations
     (Cost $393,227,898)...................................                            401,995,477
                                                                                       -----------
SHORT-TERM INVESTMENTS                                9.13%
   Ford Motor Credit Corp., 5.655%, 1/7/99 ................           21,200,000        21,180,002
   GMAC Corp., 5.52%, 1/6/99 ..............................           20,000,000        19,984,634
   Goldman Sachs Corp., 5.20%, 1/4/99 .....................           28,000,000        27,987,865
                                                                                       -----------
    Total Short-Term Investments (Cost $69,152,501) .......                             69,152,501
                                                                                       -----------
    Total Investments (Cost $705,368,782)--98.94% .........                            749,183,782
    Other assets less liabilities -- 1.06% ................                              8,028,265
                                                                                       -----------
    Net Assets -- 100.00% .................................                           $757,212,047
                                                                                      ============


                                                 Number of
                                                  Shares
                                                ----------
SECURITIES SOLD SHORT (Note 1D)
   W.E.B.S. Index Fund, Inc. -- Mexico Series
    (Proceeds $390,725)......................      28,400  $    291,100
                                                           ============

----------
(a) Non-income producing security.
(b) Used as collateral on short sales
   For Federal income tax purposes, the tax basis of investments owned at December 31, 1998 was $705,381,039 and net unrealized appreciation on investments consisted of:


      Gross unrealized appreciation .........    $  66,375,536
      Gross unrealized depreciation .........      (22,572,793)
                                                 -------------
      Net unrealized appreciation ...........    $  43,802,743
                                                 =============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31,1998



ASSETS
   Investments, at value (identified cost $705,368,782)..........     $ 749,183,782
   Cash .........................................................           684,712
   Deposit with broker for securities sold short ................           390,725
   Dividends and interest receivable ............................         7,862,738
   Prepaid expenses .............................................            44,772
                                                                      -------------
      Total Assets ..............................................       758,166,729
                                                                      -------------
LIABILITIES
   Accrued advisory fees (Note 3) ...............................           445,249
   Accrued administration fees (Note 3) .........................             2,684
   Other accrued expenses .......................................           215,649
   Securities sold short, at value (proceeds $390,725)...........           291,100
                                                                      -------------
      Total Liabilities .........................................           954,682
                                                                      -------------
NET ASSETS ......................................................     $ 757,212,047
                                                                      =============
NET ASSET VALUE, PER SHARE
   ($757,212,047/89,770,539 shares outstanding--Note 4)..........     $        8.43
                                                                      =============
Net Assets consist of:
   Capital paid-in ..............................................     $ 713,297,422
   Net unrealized appreciation on investments ...................        43,815,000
   Net unrealized appreciation on securities sold short .........            99,625
                                                                      -------------
                                                                      $ 757,212,047
                                                                      =============

                      See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1998



Investment Income
   Income
      Dividends .................................................................   $ 5,865,640
      Interest ..................................................................    29,241,415
                                                                                    -----------
         Total Income ...........................................................    35,107,055
                                                                                    -----------
   Expenses
      Investment advisory fees (Note 3) .........................................     5,058,943
      Administration fees (Note 3) ..............................................       939,518
      Transfer agent fees .......................................................       274,890
      Printing and postage expenses .............................................       294,854
      Professional fees (Note 3) ................................................        85,152
      Custodian fees ............................................................        88,077
      Directors' fees and expenses (Note 3) .....................................        97,538
      Miscellaneous .............................................................       202,799
                                                                                    -----------
         Total Expenses .........................................................     7,041,771
                                                                                    -----------
            Net Investment Income ...............................................    28,065,284
                                                                                    -----------
Realized and Unrealized Gains (Losses)
   Net realized gains on
      Investments ...............................................................    37,050,141
      Securities sold short .....................................................       371,891
      Futures ...................................................................     1,520,606
                                                                                    -----------
            Net realized gains ..................................................    38,942,638
   Decrease in unrealized appreciation on investments and securities sold short .    (6,323,813)
                                                                                    -----------
      Net realized and unrealized gains on investments, securities sold short and
        futures .................................................................    32,618,825
                                                                                    -----------
      Net increase in net assets resulting from operations ......................   $60,684,109
                                                                                    ===========

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS



                                                                                 For the Years Ended
                                                                                     December 31
                                                                         -----------------------------------
                                                                               1998               1997
                                                                         ----------------   ----------------
Increase (Decrease) in Net Assets
   Operations
      Net investment income ..........................................   $ 28,065,284       $ 28,096,287
      Net realized gains on investments, securities sold short
       and futures ...................................................     38,942,638         37,204,875
      Increase (decrease) in unrealized appreciation on
       investments and securities sold short .........................     (6,323,813)        24,851,047
                                                                         ------------       ------------
         Net increase in net assets resulting from operations ........     60,684,109         90,152,209
                                                                         ------------       ------------
   Dividends and distributions to shareholders from
      Net investment income ..........................................    (28,065,284)       (28,076,250)
      Net realized gains on investments, securities sold short
       and futures ...................................................    (38,942,638)       (37,204,875)
      Capital paid-in ................................................     (4,307,372)                --
                                                                         ------------       ------------
         Total dividends and distributions to shareholders ...........    (71,315,294)       (65,281,125)
                                                                         ------------       ------------
   Capital share transactions
      Net asset value of shares issued to shareholders in
       reinvestment of dividends from net investment income
       and distributions from net realized gains and capital
       paid-in .......................................................     14,272,507         13,494,402
      Net proceeds from the sale of shares during rights offering.....     76,437,671                 --
                                                                         ------------       ------------
      Net increase in net assets derived from capital share
       transactions ..................................................     90,710,178         13,494,402
                                                                         ------------       ------------
      Net increase in net assets .....................................     80,078,993         38,365,486
                                                                         ------------       ------------
Net Assets
   Beginning of year .................................................    677,133,054        638,767,568
                                                                         ------------       ------------
   End of year .......................................................   $757,212,047       $677,133,054
                                                                         ============       ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1998



NOTE 1 -- Significant Accounting Policies

     The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


     A. Portfolio Valuation

     Portfolio securities that are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Investment Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures contracts traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available,(of which there were none at December 31, 1998) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.


     B. Security Transactions and Investment Income

     Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.


     C. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recorded as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transaction and the Fund's basis in the contract. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.


     D. Short Sales

     A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased,by the amount of transaction costs. Dividends or interest the Fund pays in connection with such short sales are recorded as expenses. In addition to the short sales descibed above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security.


     E. Federal Income Tax

     The Fund has elected to qualify and intends to remain qualified, as long as management's view is that it is in the best interests of the shareholders, as a "regulated investment company" under Subchapter M of the Internal Revenue code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company as compared to an ordinary taxable corporation, are that a regulated investment company, is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.


     F. Dividends and Distributions to Shareholders

     Dividends and distributions to shareholders are recorded on the ex-dividend date. In the event that amounts distributed are in excess of accumulated net investment income and net realized gains on investments (as determined for financial statement purposes), such amounts would be reported as a distribution from paid-in capital during the fiscal year in which such a distribution is made. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole. During the year ended December 31, 1998, the Fund reclassified $64,863 from accumulated net realized losses to capital paid-in.

NOTE 2 -- Portfolio Transactions

     During the year ended December 31, 1998, the Fund entered into purchase and sale transactions, excluding short-term investments and futures transactions, as follows:


                                                                    United States
                                                                     Government
                                                      Common         and Agency
                                                      Stocks         Obligations
                                                 ---------------   --------------
      Purchases ..............................   $196,062,888      $402,529,820
                                                 ============      ============
      Sales ..................................   $177,966,895      $368,838,093
                                                 ============      ============
      Short sales ............................   $    390,725
                                                 ============
      Purchases to cover short sales .........   $    756,794
                                                 ============

NOTE 3 -- Investment Advisory Fees and Other Transactions with Affiliates

     a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between the Investment Adviser, Zweig Total Return Advisors, Inc., and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Investment Adviser under the Agreement, the Fund pays the Investment Adviser a monthly fee equal, on an annual basis, to 0.70 of 1% of the Fund's average daily net assets. During the year ended December 31, 1998, the Fund accrued advisory fees of $5,058,943.

     b) Administration Fee: Zweig/Glaser Advisers serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the year ended December 31, 1998, the Fund accrued administration fees of $939,518.

     c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Investment Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The Directors of the Fund who are interested persons of the Fund or the Investment Adviser receive no remuneration from the Fund.

     d) Legal Fee: The Fund paid legal fees of $25,363 during the year ended December 31, 1998, for the services of Rosenman & Colin LLP, of which Robert E. Smith, a Director of the Fund, is counsel. In addition, the Fund paid legal fees of $52,227 for the services of Rosenman & Colin LLP in connection with its rights offering.

     e) Brokerage Commission: During the year ended December 31, 1998, the Fund paid Zweig Securities Corp. Inc. brokerage commissions of $50,859 in connection with portfolio transactions effected through them. In addition, Zweig Securities Corp. charged $22,385 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

     Pursuant to an Acquisition Agreement dated December 15, 1998, the Investment Adviser and the Administrator have agreed to be acquired by Phoenix Investment Partners, Ltd. ("Phoenix"), a large financial services organization listed on the New York Stock Exchange (the "Acquisition"). Since completion of the Acquisition would provide for the automatic termination of the current Investment Advisory Agreement, a new investment advisory agreement (the "Advisory Agreement") has been proposed between the Fund and Zweig Total Return Advisors, Inc. The Advisory Agreement has been approved by the Board of Directors (the "Board") and has been submitted to shareholders for approval. Except for the effective dates, the Advisory Agreement is on the same terms as the current Investment Advisory Agreement. In addition, in order for the Fund to continue to avail itself of the services of Dr. Martin E. Zweig and his associates, a new sub-advisory servicing agreement with Zweig Consulting LLC has been approved by the Board and submitted to the shareholders for approval. It is anticipated that the Acquisition will be completed in the first quarter of 1999.

     Certain directors and officers of the Fund are also directors and/or officers of the Investment Adviser and the Administrator.

NOTE 4 -- Capital Stock and Reinvestment Plan

     At December 31, 1998, the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 89,770,539 shares are outstanding.

     Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by State Street Bank & Trust Co. as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by State Street, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the years ended December 31, 1998 and December 31, 1997, 1,666,475 and 1,590,261 shares, respectively, were issued pursuant to the Plan.

     In a rights offering ending May 8, 1998, shareholders exercised rights to purchase 9,481,588 shares of common stock at an offering price of $8.42 per share for proceeds, net of expenses, of $76,437,671.

     On December 14, 1998, the Fund declared a distribution of $0.07 per share to shareholders of record on December 31, 1998. This distribution has an ex-dividend date of January 6, 1999 and is payable on January 11, 1999.

NOTE 5 --  Financial Highlights

     Selected data for a share outstanding throughout each year:



                                                                          Year Ended December 31
                                                  ----------------------------------------------------------------------
                                                       1998           1997          1996          1995          1994
                                                  -------------- -------------- ------------ ------------- -------------
Per Share Data:
Net asset value, beginning of year ..............   $  8.61        $   8.29       $  8.63      $   8.11      $   9.11
                                                    -------        --------       -------      --------      --------
Income From Investment
  Operations:
Net investment income ...........................      0.33            0.36          0.36          0.39          0.29
Net realized and unrealized gains(losses)              0.39            0.80          0.14          0.97        ( 0.43)
                                                    -------        --------       -------      --------      --------
Total from investment operations ................      0.72            1.16          0.50          1.36        ( 0.14)
                                                    -------        --------       -------      --------      --------
Dividends and Distributions:
Dividends from net investment income ............     (0.33)         ( 0.36)       ( 0.36)       ( 0.39)       ( 0.29)
Distributions from net realized gains ...........     (0.46)         ( 0.48)       ( 0.24)       ( 0.45)           --
Distributions from capital paid-in ..............     (0.05)             --        ( 0.24)           --        ( 0.57)
                                                    ---------      ---------      --------     --------      --------
Total Dividends and Distributions ...............     (0.84)         ( 0.84)       ( 0.84)       ( 0.84)       ( 0.86)
                                                    ---------      ---------      --------     --------      --------
Effect on net asset value as a result of
  rights offering* ..............................     (0.06)             --            --            --            --
                                                    ---------      ---------      --------     --------      --------
  Net asset value, end of year ..................   $  8.43        $   8.61       $  8.29      $   8.63      $   8.11
                                                    =========      =========      ========     ========      ========
  Market value, end of year** ...................   $  8.8750      $   9.4375     $  8.00      $  8.625      $   8.00
                                                    =========      =========      ========     ========      ========
Total investment return .........................      4.49%          30.22%         2.62%        19.19%       (17.08)%
                                                    =========      =========      ========     ========      ========
Ratios/Supplemental Data:
Net assets, end of year
  (in thousands) ................................ $ 757,212       $ 677,133      $638,768      $647,523      $591,659
Ratio of expenses to average net assets .........      0.97%           1.04%         1.03%         1.10%         1.12%
Ratio of net investment income to
  average net assets ............................      3.88%           4.30%         4.31%         4.59%         3.35%
Portfolio turnover rate .........................      87.9%          104.7%        147.2%        179.8%        281.0%

----------
* Shares were sold at a 5% discount from the average market price.

** Closing Price -- New York Stock Exchange.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Zweig Total Return Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





                                              PRICEWATERHOUSECOOPERS LLP



New York, New York
February 1, 1999

                       THE ZWEIG TOTAL RETURN FUND, INC.
                               YEAR END RESULTS



                                            Total Return
                                            on Net Asset     Net Asset         NYSE         Premium
                                                Value          Value       Share Price     (Discount)
                                           --------------   -----------   -------------   -----------
  Year ended 12/31/1998 ................     8.8%          $ 8.43        $ 8.8750           5.3%
  Year ended 12/31/1997 ................    14.6%            8.61          9.4375           9.6%
  Year ended 12/31/1996 ................     6.3%            8.29          8.0000          (3.5%)
  Year ended 12/31/1995 ................    17.7%            8.63          8.6250          (0.1%)
  Year ended 12/31/1994 ................    (1.9%)           8.11          8.0000          (1.4%)
  Year ended 12/31/1993 ................    10.7%            9.11         10.7500          18.0%
  Year ended 12/31/1992 ................     2.1%            9.06         10.0000          10.4%
  Year ended 12/31/1991 ................    20.1%            9.79         10.6250           8.5%
  Year ended 12/31/1990 ................     4.2%            9.02          8.6250          (4.4%)
  Year ended 12/31/1989 ................    14.9%            9.59          9.7500           1.7%
  Inception 9/30/88 - 12/31/88 .........     1.1%            9.24          9.1250          (1.2%)

--------------------------------------------------------------------------------

1-800-272-2700  Zweig Shareholder
                Relations:
                For general information
                and literature
(212) 486-3122  The Zweig Total Return
                Fund Hot Line:
                For updates on net asset
                value, share price, major
                industry groups and other
                key information

                               REINVESTMENT PLAN


    Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.



                      ----------------------------------
      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

YEAR 2000 PREPAREDNESS

Because computer programs were designed using only two fields to indicate the year, at midnight December 31, 1999, computers will be unable to recognize that January 1 is the year 2000. The major systems that would impact the Fund with respect to the year 2000 are those of the transfer agent and custodian. The Fund has been advised in writing by both the transfer agent and the custodian that they are working to fix, and expect to have fixed in time, all of the issues relating to the year 2000. Management of the Fund will continue to monitor the progress of the transfer agent and the custodian in solving the year 2000 problem. However, no assurance can be given that their systems will be fixed on time, or what the magnitude of the problems would be if such systems are not fixed.

OFFICERS AND DIRECTORS

Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Director, Vice President and Treasurer

Stuart B. Panish
Vice President & Secretary

Christopher M. Capano
Assistant Vice President

Charles H. Brunie
Director

Annemarie Gilly
Director

Eugene J. Glaser
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Robert E. Smith
Director

Investment Adviser
Zweig Total Return Advisors, Inc.
900 Third Avenue
New York, New York 10022

Fund Administrator
Zweig/Glaser Advisers
900 Third Avenue
New York, New York 10022

Custodian
The Bank of New York
One Wall Street
New York, New York 10286

Transfer Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022

Independent Accountants
PricewaterhouseCoopers LLP
1177Avenue of the Americas
New York, NY 10036
--------------------------------------------------------------------------------
      This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

ZTR984                                                         3206-ANN(12/98)




[Zweig Total Return Fund logo appears here]
THE ZWEIG TOTAL RETURN FUND, INC.



                                 ANNUAL REPORT
                -----------------------------------------------
                               December 31, 1998